UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
December 6, 2024

ESPEY MFG & ELECTRONICS CORP.

(Exact name of registrant as specified in its charter)

New York	001-04383	14-1387171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Ballston Avenue, Saratoga Springs, New York 12866

(Address of principal executive offices)

(518) 584-4100

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $.33-1/3 par value	ESP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ms. Peggy A. Murphy has resigned from her position as Corporate Secretary effective December 6, 2024 after serving in the position since December 1998.  The Board of Directors has appointed Ms. Jennifer Pickering to the position of Corporate Secretary effective December 6, 2024. Jennifer M. Pickering, 46, joined Espey as the Chief Human Resources Officer in April 2024.  She served as Assistant Corporate Secretary from June 6, 2024 until her appointment to Corporate Secretary.  Prior to joining the company, Jennifer was a Senior Director, Human Resources for GlobalFoundries, a global manufacturer of semiconductors, where she served as an HR Business Partner, Global Leader of Learning & Development, and Global Leader of HR Operations & Employee Services.

ITEM 5.07 Submissions of Matters to a Vote of Security Holders

Espey Mfg. & Electronics Corp. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on December 6, 2024. At the Annual Meeting, the stockholders of the Company elected Carl Helmetag and David O’Neil to the Board of Directors as the Class A Directors of the Company for a three year term until the 2027 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified.

Nominee	Votes For	Withholds	Broker Non-Votes
Carl Helmetag	1,263,867	315,408	1,195,880
David O’Neil	1,563,678	15,598	1,195,879

In addition, the proposal to ratify the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025 was approved at the Annual Meeting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,286,638	8,682	46,181	433,654

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2024		ESPEY MFG. & ELECTRONICS CORP.
	By:	/s/ Katrina Sparano
Katrina Sparano Principal Financial Officer

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